UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
THE PREMCOR REFINING GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11392 (Commission File Number)	43-1491230 (IRS Employer Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)	78249 (Zip Code)
Registrant’s telephone number, including area code: (210) 345-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Third Supplemental Indenture
     The Premcor Refining Group Inc., a Delaware corporation (the “Company”), previously announced a tender offer and consent solicitation to purchase for cash any and all of its 7 3/4% Senior Subordinated Notes due 2012 (the “Subordinated Notes”). As of 5:00 p.m., New York City time, on August 19, 2005, which was the deadline for holders to tender their Subordinated Notes in order to receive the consent payment in connection with the offer, tenders and consents had been received from holders of $173,235,000 in aggregate principal amount of the Subordinated Notes, representing approximately 99% of the outstanding Subordinated Notes. Accordingly, on August 31, 2005, the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), supplementing (i) the Indenture dated as of February 11, 2003 by and between the Company and the Trustee (the “2003 Indenture”) and (ii) the Supplemental Indenture dated as of November 12, 2003 by and between the Company and the Trustee, to effect proposed amendments to eliminate or modify substantially all of the restrictive covenants applicable to the Subordinated Notes. The amendments to be effected by the Third Supplemental Indenture became operative at 12:00 (midnight), New York City time, on September 2, 2005, the expiration of the tender offer. A copy of the Third Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated by reference herein. The description of the Third Supplemental Indenture above is qualified in its entirety by reference to the full text of the Third Supplemental Indenture.
Fourth Supplemental Indenture
     On September 1, 2005, in connection with the completion of the merger (the “Merger”) of Premcor Inc., a Delaware corporation (“Premcor”), with and into Valero Energy Corporation, a Delaware corporation (“Valero”), the Company, Valero and the Trustee entered into the Fourth Supplemental Indenture supplementing the 2003 Indenture and the Second Supplemental Indenture dated as of April 23, 2004 by and among the Company, Premcor and the Trustee (the “Second Supplemental Indenture”), pursuant to which Valero assumed the performance of (i) Premcor’s unconditional guarantee of the due and punctual payment of the principal of, and premium, if any, and interest on $200,000,000 aggregate principal amount of the Company’s 6⅛% Senior Notes due 2011 and $200,000,000 aggregate principal amount of the Company’s 6 3/4% Senior Notes due 2014 (collectively, the “Senior Notes”), and (ii) Premcor’s covenants and obligations under the 2003 Indenture, the Second Supplemental Indenture and the Senior Notes. A copy of the Fourth Supplemental Indenture is filed herewith as Exhibit 4.2 and is incorporated by reference herein. The description of the Fourth Supplemental Indenture above is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 2, 2005, the Company unconditionally guaranteed (the “Company Guarantee”) the due and punctual payment of the principal of, premium (if any) and interest on, and all other amounts due under the following:
•	$25,000,000 of Valero’s (successor by merger to Diamond Shamrock, Inc. (“DSI”)) 7 1/4% Debentures due June 15, 2010 (the “Valero 2010 Debentures”);

•	$75,000,000 of Valero’s (successor by merger to DSI) 8 3/4% Debentures due June 15, 2015 (the “Valero 2015 Debentures”);

•	$100,000,000 of Valero’s (successor by merger to DSI) 7.65% Debentures due July 1, 2026 (the “Valero 2026 Debentures”);

•	$200,000,000 of Valero’s (successor by merger to Ultramar Diamond Shamrock Corporation (“UDS”)) 7.20% Senior Notes due October 15, 2017 (the “Valero 2017 Notes”);

•	$100,000,000 of Valero’s (successor by merger to UDS) 6.75% Senior Notes due October 15, 2037 (the “Valero 2037 Notes”);

•	$100,000,000 of Valero’s (successor by merger to UDS) 7.45% Senior Notes due October 15, 2097 (the “Valero 2097 Notes”);

•	$50,000,000 of Valero’s 6.311% CORE Notes due November 30, 2007 (the “Valero CORE Notes”);

•	$200,000,000 of Valero’s 3.50% Notes due April 1, 2009 (the “Valero 2009 Notes”);

•	$300,000,000 of Valero’s 4.75% Notes due June 15, 2013 (the “Valero June 2013 Notes”);

•	$200,000,000 of Valero’s 4.75% Notes due April 1, 2014 (the “Valero 2014 Notes”);

•	$300,000,000 of Valero’s 6⅛% Notes due April 15, 2007 (the “Valero 2007 Notes”);

•	$750,000,000 of Valero’s 6⅞% Notes due April 15, 2012 (the “Valero 2012 Notes”);

•	$220,000,000 of Valero’s 7⅜% Notes due March 15, 2006 (the “Valero 2006 Notes”);

•	$750,000,000 of Valero’s 7 1/2% Notes due April 15, 2032 (the “Valero 2032 Notes”);

•	$180,000,000 of Valero’s 6.70% Senior Notes due January 15, 2013 (the “Valero January 2013 Notes”); and

•	$200,000,000 of Valero’s 8 3/4% Notes due June 15, 2030 (the “Valero 2030 Notes”).
     The information under the following captions is incorporated by reference herein: (i) “Certain Terms of the Debentures” in the Prospectus Supplement filed by DSI with the SEC on June 2, 1995 under Rule 424(b)(2), with respect to the Valero 2010 Debentures; (ii) “Certain Terms of the Debentures” in the Prospectus Supplement filed by DSI with the SEC on February 7, 1995 under Rule 424(b)(2), with respect to the Valero 2015 Debentures; (iii) “Certain Terms of the Debentures” in the Prospectus Supplement filed by DSI with the SEC on June 21, 1996 under Rule 424(b)(2), with respect to the Valero 2026 Debentures; (iv) “Description of Notes” in

the Prospectus Supplement filed by UDS with the SEC on October 10, 1997 under Rule 424(b)(2), with respect to the Valero 2017 Notes, the Valero 2037 Notes and the Valero 2097 Notes; (v) “Description of the Notes” in the Prospectus Supplement filed by Valero with the SEC on November 18, 2002 under Rule 424(b)(5), with respect to the Valero CORE Notes; (vi) “Description of the Notes” in the Prospectus Supplement filed by Valero with the SEC on March 23, 2004 under Rule 424(b)(5), with respect to the Valero 2009 Notes and the Valero 2014 Notes; (vii) “Description of the notes” in the Prospectus Supplement filed by Valero with the SEC on June 2, 2003 under Rule 424(b)(5), with respect to the Valero June 2013 Notes; (viii) “Description of the Notes” in the Prospectus Supplement filed by Valero with the SEC on April 11, 2002 under Rule 424(b)(5), with respect to the Valero 2007 Notes, the Valero 2012 Notes and the Valero 2032 Notes; (ix) “Description of the Notes” in the Prospectus Supplement filed by Valero with the SEC on March 11, 1999 under Rule 424(b)(5), with respect to the Valero 2006 Notes; (x) “Description of the notes” in the Prospectus Supplement filed by Valero with the SEC on December 11, 2002 under Rule 424(b)(5), with respect to the Valero January 2013 Notes; and (xi) “Description of the Notes” in the Prospectus Supplement filed by Valero with the SEC on June 26, 2000 under Rule 424(b)(5), with respect to the Valero 2030 Notes.
     A copy of the Company Guarantee is filed herewith as Exhibit 4.3 and is incorporated by reference herein. The description of the Company Guarantee above is qualified in its entirety by reference to the full text of the Company Guarantee.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Resignation of Directors and Principal Officers
     On September 1, 2005, in connection with the completion of the Merger, each of (i) Jefferson F. Allen, Chairman and Chief Executive Officer; (ii) Michael D. Gayda, Director, Executive Vice President, General Counsel and Secretary; (iii) Henry M. Kuchta, Director, President and Chief Operating Officer; (iv) Donald F. Lucey, Director and Senior Vice President—Commercial; (v) Joseph D. Watson, Director, Executive Vice President and Chief Financial Officer; and (vi) Dennis R. Eichholz, Senior Vice President and Controller, voluntarily resigned from the board of directors and/or as a principal officer of the Company.
Appointment of Directors and Principal Officers
     On September 1, 2005, in connection with the completion of the Merger, (i) Gregory C. King was appointed Director and President of the Company; (ii) William R. Klesse was appointed Director and Executive Vice President (principal operating officer) of the Company; (iii) William E. Greehey was appointed Chief Executive Officer of the Company; and (iv) Michael S. Ciskowski was appointed Executive Vice President and Chief Financial Officer (principal accounting officer) of the Company.
     Gregory C. King, 45, has been the President of Valero since January 2003. He previously served as Executive Vice President and General Counsel of Valero since September 2001, and prior to that served as Valero’s Executive Vice President and Chief Operating Officer since January 2001. Mr. King was Senior Vice President and Chief Operating

Officer of Valero from 1999 to January 2001. He was elected Vice President and General Counsel of Valero in 1997. He joined Valero’s former parent in 1993. Mr. King is also a director of the managing general partner of Valero L.P.
     William R. Klesse, 59, has been Valero’s Executive Vice President and Chief Operating Officer since January 2003. He previously served as Executive Vice President—Refining and Commercial Operations of Valero since the closing of Valero’s acquisition of Ultramar Diamond Shamrock Corporation (UDS) on December 31, 2001. He had served as Executive Vice President, Operations of UDS from January 1999 through December 2001. Prior to that he served as an Executive Vice President for UDS since February 1995, overseeing operations, refining, product supply and logistics. Mr. Klesse is also a director of the managing general partner of Valero L.P.
     William E. Greehey, 69, has served as Valero’s Chairman of the Board and Chief Executive Officer, and at various times, President of Valero and its former parent company since 1979. Most recently he was President of Valero from the end of 1998 to January 2003. Mr. Greehey is also Chairman of the Board of the managing general partner of Valero L.P.
     Michael S. Ciskowski, 47, has been Valero’s Chief Financial Officer since August 2003. Before that, he served as Executive Vice President—Corporate Development of Valero since April 2003, and Senior Vice President in charge of business and corporate development since 2001. He was elected Vice President of Valero in 1998.
     There are no family relationships among any of the directors or principal officers of the Company.
Item 8.01 Other Events.
     On September 2, 2005, Valero unconditionally guaranteed (the “Valero Guarantee”) the due and punctual payment of the principal of, premium (if any) and interest on, and all other amounts due under the following:
•	$197,600,000 of the Port Arthur Finance Corp.’s 12 1/2% Senior Notes due January 15, 2009;

•	$175,000,000 of the Company’s 9 1/4% Senior Notes due February 1, 2010;

•	$210,000,000 of the Company’s 6 3/4% Senior Notes due February 1, 2011;

•	$1,765,000 of the Subordinated Notes;

•	$350,000,000 of the Company’s 9 1/2% Senior Notes due February 1, 2013; and

•	$300,000,000 of the Company’s 7 1/2% Senior Notes due June 15, 2015.
     A copy of the Valero Guarantee is filed herewith as Exhibit 4.4 and is incorporated by reference herein. The description of the Valero Guarantee above is qualified in its entirety by reference to the full text of the Valero Guarantee.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
4.1	Third Supplemental Indenture dated as of August 31, 2005 by and between the Company and the Trustee.

4.2	Fourth Supplemental Indenture dated as of September 1, 2005 by and among the Company, Valero and the Trustee.

4.3	Guarantee of the Company dated as of September 2, 2005.

4.4	Guarantee of Valero dated as of September 2, 2005.

99.1	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated June 1, 1995 of DSI with respect to the Valero 2010 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on June 2, 1995 under Rule 424(b)(2)).

99.2	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated February 6, 1995 of DSI with respect to the Valero 2015 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on February 7, 1995 under Rule 424(b)(2)).

99.3	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated June 20, 1996 of DSI with respect to the Valero 2026 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on June 21, 1996 under Rule 424(b)(2)).

99.4	The information under the caption “Description of Notes” of the Prospectus Supplement dated October 8, 1997 of UDS with respect to the Valero 2017 Notes, the Valero 2037 Notes and the Valero 2097 Notes (incorporated by reference herein to UDS’s Prospectus Supplement filed with the SEC on October 10, 1997 under Rule 424(b)(2)).

99.5	The information under the caption “Description of the Notes” of the Prospectus Supplement dated November 15, 2002 of Valero with respect to the Valero CORE Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on November 18, 2002 under Rule 424(b)(5)).

99.6	The information under the caption “Description of the Notes” of the Prospectus Supplement dated March 22, 2004 of Valero with respect to the Valero 2009 Notes and the Valero 2014 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on March 23, 2004 under Rule 424(b)(5)).

99.7	The information under the caption “Description of the notes” of the Prospectus Supplement dated May 30, 2003 of Valero with respect to the Valero June 2013 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on June 2, 2003 under Rule 424(b)(5)).

99.8	The information under the caption “Description of the Notes” of the Prospectus Supplement dated April 10, 2002 of Valero with respect to the Valero 2007 Notes, the Valero 2012 Notes and the Valero 2032 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on April 11, 2002 under Rule 424(b)(5)).

99.9	The information under the caption “Description of the Notes” of the Prospectus Supplement dated March 10, 1999 of Valero with respect to the Valero 2006 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on March 11, 1999 under Rule 424(b)(5)).

99.10	The information under the caption “Description of the notes” of the Prospectus Supplement dated December 10, 2002 of Valero with respect to the Valero January 2013 Notes (incorporated by reference to Valero’s Prospectus Supplement filed with the SEC on December 11, 2002 under Rule 424(b)(5)).

99.11	The information under the caption “Description of the Notes” of the Prospectus Supplement dated June 23, 2000 of Valero with respect to the Valero 2030 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on June 26, 2000 under Rule 424(b)(5)).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PREMCOR REFINING GROUP INC.
Date: September 7, 2005	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

EXHIBIT INDEX

Number	Exhibit
4.1	Third Supplemental Indenture dated as of August 31, 2005 by and between the Company and the Trustee.

4.2	Fourth Supplemental Indenture dated as of September 1, 2005 by and among the Company, Valero and the Trustee.

4.3	Guarantee of the Company dated as of September 2, 2005.

4.4	Guarantee of Valero dated as of September 2, 2005.

99.1	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated June 1, 1995 of DSI with respect to the Valero 2010 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on June 2, 1995 under Rule 424(b)(2)).

99.2	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated February 6, 1995 of DSI with respect to the Valero 2015 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on February 7, 1995 under Rule 424(b)(2)).

99.3	The information under the caption “Certain Terms of the Debentures” of the Prospectus Supplement dated June 20, 1996 of DSI with respect to the Valero 2026 Debentures (incorporated by reference herein to DSI’s Prospectus Supplement filed with the SEC on June 21, 1996 under Rule 424(b)(2)).

99.4	The information under the caption “Description of Notes” of the Prospectus Supplement dated October 8, 1997 of UDS with respect to the Valero 2017 Notes, the Valero 2037 Notes and the Valero 2097 Notes (incorporated by reference herein to UDS’s Prospectus Supplement filed with the SEC on October 10, 1997 under Rule 424(b)(2)).

99.5	The information under the caption “Description of the Notes” of the Prospectus Supplement dated November 15, 2002 of Valero with respect to the Valero CORE Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on November 18, 2002 under Rule 424(b)(5)).

99.6	The information under the caption “Description of the Notes” of the Prospectus Supplement dated March 22, 2004 of Valero with respect to the Valero 2009 Notes and the Valero 2014 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on March 23, 2004 under Rule 424(b)(5)).

Number	Exhibit
99.7	The information under the caption “Description of the notes” of the Prospectus Supplement dated May 30, 2003 of Valero with respect to the Valero June 2013 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on June 2, 2003 under Rule 424(b)(5)).

99.8	The information under the caption “Description of the Notes” of the Prospectus Supplement dated April 10, 2002 of Valero with respect to the Valero 2007 Notes, the Valero 2012 Notes and the Valero 2032 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on April 11, 2002 under Rule 424(b)(5)).

99.9	The information under the caption “Description of the Notes” of the Prospectus Supplement dated March 10, 1999 of Valero with respect to the Valero 2006 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on March 11, 1999 under Rule 424(b)(5)).

99.10	The information under the caption “Description of the notes” of the Prospectus Supplement dated December 10, 2002 of Valero with respect to the Valero January 2013 Notes (incorporated by reference to Valero’s Prospectus Supplement filed with the SEC on December 11, 2002 under Rule 424(b)(5)).

99.11	The information under the caption “Description of the Notes” of the Prospectus Supplement dated June 23, 2000 of Valero with respect to the Valero 2030 Notes (incorporated by reference herein to Valero’s Prospectus Supplement filed with the SEC on June 26, 2000 under Rule 424(b)(5)).